Supplement, dated January 18, 2007, to the
                        Prospectuses, dated May 1, 2006,
                                       of
                           Seligman Growth Fund, Inc.
                                  (the "Fund")


This Supplement supersedes and replaces the Supplement, dated November 16, 2006,
to  the  Fund's   Prospectuses.   The  changes  described  below  are  effective
immediately.

The following information supersedes and replaces the information contained under the caption entitled "Principal Investment Strategies" which begins on page 1 of the Prospectuses:

The Fund uses the following principal investment strategies to seek its investment objective:

Generally, the Fund invests primarily in the common stock of large US companies, selected for their growth prospects. The investment manager screens common stocks for the Fund through fundamental analysis, considering both quantitative and qualitative factors. In selecting individual securities for investment, the investment manager looks to identify large companies that it believes display certain characteristics, including but not limited to, one or more of the following:

o     Strong or improving company fundamentals;

o     Strong management;

o Market earnings expectations are at or below the investment manager's estimates;

o Potential for improvement in overall operations (a catalyst for growth in revenues and/or earnings);

o Low valuations relative to projected earnings growth rates (i.e., low price/earnings ratio); and/or

o     Potential for above-average growth.

The Fund will generally sell a stock when the investment manager believes that the company fundamentals have deteriorated, the company's catalyst for growth is already reflected in the stock's price (i.e., the stock is fully valued) or the investment manager's price target has been met.

The Fund primarily invests in common stocks. However, the Fund may also invest in preferred stocks, securities convertible into common stocks, common stock rights or warrants, and debt securities if the investment manager believes they offer opportunities for growth in capital value. In considering purchases and sales for the Fund, the investment manager seeks to provide an increase in future income (including both dividends and capital gains) to shareholders. In doing so, the investment manager considers the prevailing market environment and the characteristics of growth stocks available for purchase by the Fund. This may not, however, result in current dividend income. The investment manager believes that, in the current environment, non-

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dividend paying stocks offer greater near- and intermediate-term growth potential and therefore, dividend paying stocks have been de-emphasized.

The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold) and may invest up to 10% of its total assets directly in securities issued by companies incorporated outside the US ("foreign companies"), except that companies that either (i) have their principal place of business in the US, (ii) derive 50% or more of their revenue from US sources or (iii) have the securities to be purchased by the Fund traded on a US securities exchange (including depositary receipts), will not be considered foreign companies. The Fund generally does not invest a significant amount, if any, in illiquid securities.

The Fund may also invest up to 10% of its assets in exchange-traded funds ("ETFs"). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Fund may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, political or other conditions. This could prevent the Fund from achieving its objective.

The Fund's investment objective may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund's Board of Directors.

There is no guarantee that the Fund will achieve its objective.